Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes [Abstract]
INCOME TAXES

14.    INCOME TAXES

The Company’s income and losses before income taxes in 2022 and 2021, respectively, consist of income and losses from domestic operations. Income/(Loss) before income tax expense for the years ended December 31, 2022 and 2021, respectively, consisted of the following: (in thousands)

	Year Ended December 31, 2022	Year Ended December 31, 2021
United States	(168,534)	(36,866)
Foreign	—	—
Income/(Loss) before income taxes	(168,534)	(36,866)

The table below presents the components of the provision for income taxes:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Current
Federal	0	0
State	0	0
Foreign	0	0
Total Current	0	0
Deferred
US Federal	0	0
US State	0	0
Foreign	0	0
Total Deferred	0	0

Total Provision/(Benefit)	0	0

A reconciliation of income tax expense (benefit) computed at the statutory federal income tax rate to income taxes as reflected in the consolidated financial statements is as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Tax provision at statutory rate	21.0%	21.0%
State taxes, net of federal benefit	2.0%	6.9%
Permanent Items	(0.0)%	(0.2)%
162(m) Limitations	(0.6)%	0.0%
Equity Compensation	0.2%	(0.1)%
Deferred Adjustments	(1.7)%	(0.1)%
Return to provision adjustments	(0.1)%	(0.0)%
Nondeductible Loss on Debt Extinguishment	(14.4)%	0.0%
Increase/(decrease) in valuation reserve	(6.4)%	(27.5)%
Effective income tax rate	0.0%	0.0%

Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The significant components of the Company’s deferred tax assets and liabilities as of December 31, 2022 and 2021 are comprised of the following (in thousands):

	As of December 31,
	2022	2021
Deferred tax assets:
Net operating loss carryforwards	34,934	20,840
Capitalized Sec. 174 Costs	67	—
Equity based compensation	1,272	1,115
Accruals	953	3,156
Lease Liability	720	—
Nondeductible Interest Carryover	2,089	1,148
Deferred Rent	—	2
Deferred Revenue	—	2,211
Fixed Assets	99	85
Other	173	140
Total Deferred Tax Assets	40,307	28,697
Less: Valuation Allowance	(39,553)	(28,697)
Deferred tax asset, net	$754	$—

Deferred tax Liabilities:
Right of Use Asset	(754)	—
Total deferred tax liabilities	(754)	—
Deferred taxes	—	—

The Company has evaluated the positive and negative evidence, bearing upon its ability to realize its deferred tax assets, which are comprised primarily of net operating loss carryforwards and tax credits. Management has considered the Company’s history of cumulative net losses in the United States, estimated future taxable income and prudent and feasible tax planning strategies and has concluded that it is more likely than not that the Company will not realize the benefits of its US federal and state deferred tax assets. Accordingly, a full valuation allowance has been established against these net deferred tax assets as of December 31, 2022 and

2021, respectively. The Company reevaluates the positive and negative evidence at each reporting period. The Company’s valuation allowance increased during 2022 by approximately $10.9 million, primarily due to net operating losses that were generated in the current year.

As of December 31, 2022 and 2021, the Company had U.S. federal net operating loss carryovers of $123.8 million and $73.3 million respectively, which may be available to reduce future taxable income. The 2017 Tax Cuts and Jobs Act (“TCJA”) will generally allow losses incurred after 2017 to be carried over indefinitely but will generally limit the net operating loss deduction to the lesser of the net operating loss carryover or 80% of a corporation’s taxable income (subject to Section 382 of the Internal Revenue Code of 1986, as amended). Also, there will be no carryback for losses incurred after 2017. Losses incurred prior to 2018 will generally be deductible to the extent of the lesser of a corporation’s net operating loss carryover or 100% of a corporation’s taxable income and be available for twenty years from the period the loss was generated. The Company has federal net operating losses generated following 2017 of $122.8 million, which do not expire. The federal net operating losses generated prior to 2018 of $1.0 million will expire at various dates through 2037.

As of December 31, 2022 and 2021, the Company also had U.S. state net operating loss carryovers of $128.0 million and $129.4 million respectively, which may be available to offset future income tax liabilities and expire at various dates through 2038.

The utilization of the Company’s NOLs are subject to annual Internal Revenue Code Section 382 limitations. The Company has not yet completed a 382 study as of December 31, 2022 . As the Company is in a full valuation allowance, any limitation that may apply due to Section 382 limitation would not affect the conclusion of a full valuation allowance.

At December 31, 2022 and December 31, 2021, the Company did not have any significant uncertain tax positions. The Company will recognize interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2022 and 2021, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in the Company’s statement of operations. The Company does not anticipate a material change to unrecognized tax benefits in the next twelve months.

All of the Company’s tax years will remain open for examination by the Federal and state tax authorities to the extent that the Company’s tax attributes are utilized in future years to offset income or income taxes. The Company is currently not under examination from any taxing authority.

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was signed into law on March 27, 2020. The CARES Act, among other things, includes tax provisions relating to refundable payroll tax credits, deferment of employer’s social security payments, net operating loss utilization and carryback periods and modifications to the net interest deduction limitations. The CARES Act did not have a material impact on the Company’s income tax provision for 2022 or 2021. The Company will continue to evaluate the impact of the CARES Act on its financial position, results of operations and cash flows.

On December 27, 2020, the President of the United States signed the Consolidated Appropriations Act, 2021 (“Consolidated Appropriations Act”) into law. The Consolidated Appropriations Act is intended to enhance and expand certain provisions of the CARES Act, allows for the deductions of expenses related to the Payroll Protection Program funds received by companies, and provides an update to meals and entertainment expensing for 2021 and 2022. The Consolidated Appropriations Act did not have a material impact to the Company’s income tax provision for 2022 or 2021.